AGREEMENT OF MERGER

                                    RECITALS

        AGREEMENT OF MERGER, dated as of May 25, 1999 by and between Pinnacle East, Inc., a corporation of the State of South Carolina, with offices at 1221 Sunset Boulevard, Suite 100, West Columbia, South Carolina 29169 (hereinafter the Company), Mitchell D. Smith and Steven R. Lounsberry (hereinafter the Company Shareholders), Cobra Technologies, Inc., a corporation of the State of Nevada, with offices located at Cobra Technologies, Inc.

7251 W. Palmetto Park Road, Suite 200, Boca Raton, FL 33433

(hereinafter Cobra), and Pinneast.com, Inc., a corporation of the State of South Carolina (hereinafter the Merger Sub).

        WHEREAS, the Company Shareholders are the owners of one hundred thousand (100,000) shares of common stock, representing one hundred (100%) of the issued and outstanding stock of the Company (hereinafter the Shares); and

        WHEREAS, the Boards of Directors of Cobra, the Merger Sub and the Company have approved the merger of the Company with Merger Sub, pursuant to which all of the outstanding capital stock of the Company will be converted into common stock of Cobra and the Company will merge with and into the Merger Sub, with the Merger Sub being the surviving corporation; and

        WHEREAS, the Boards of Directors of Cobra, the Merger Sub and the Company have also approved the mergers, in accordance with the applicable provisions of the statutes of the States of Nevada and South Carolina which permit such mergers; and

        WHEREAS, it is the intention of the parties that the merger shall qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (hereinafter the Code); and

        WHEREAS, each of the parties to the Agreement desires to make certain representations, warranties, and agreements in connection with the transaction between the parties and to prescribe various conditions thereto.

                                                      ARTICLE I
                                              INCORPORATION OF RECITALS

        All of the recitals set forth above are incorporated herein by reference.

                                                     ARTICLE II

                                                     DEFINITIONS

        The following terms, as used herein, have the following meanings:


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                                                       -36-

        "Affiliate" of a Person means a Person, who directly or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, such people.

        "Agreement" has the meaning set forth in the introductory paragraph.

        "Audited Financial Statements" has the meaning set forth in Section 4.10

         "Closing" has the meaning set forth in Section 3.9.

         "Closing Date" has the meaning set forth in Section 3.9.

         "Cobra Stock" means the voting common stock of Cobra.

     AEffective Time@ means the time indicated herein when the merger pursuant to hereto shall be effective for corporate law purposes.

         "Environmental Permits" means federal, state and local governmental liens, permits and other authorizations and approvals, whether foreign or domestic, which relate to the business of a Person as it may be affected by the environment or to public health and safety or worker health and safety as they may be affected by the environment.

         "ERISA" means the Employment Retirement Income Security Act of 1974, as amended.

         "Evaluation Material" has the meaning set forth in Section 7.4.

         "Handling Hazardous Substances" has the meaning set forth in
Section 4.5.

         "Hazardous Emissions" has the meaning set forth in Section 4.5.

         "Internal Revenue Code" or Code means the Internal Revenue Code of 1986, as amended.

         "Intellectual Property" has the meaning set forth in Section 4.16.

         "Inventory" has the meaning set forth in Section 4.6.

         "Leases" and "Lease" have the meanings set forth in Section 4.15.

         "Licenses and Permits" has the meaning set forth in Section 4.8.

         "Material Contract" means each contract, agreement or commitment of a Person other than Leases:


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                  (a)upon which any substantial  part of such Person's  business is dependent  or which,  if breached,  could  reasonably  be expected to affect,
materially  and  adversely,   the  earnings,   assets,  financial  condition  or
operations of the business of such Person; or

                  (b)which provides for aggregate future payments of more than $10,000, except for purchase orders or sale orders arising in the ordinary and usual course of business, in which case they are listed only if any party thereto is obligated to make payments pursuant thereto aggregating more than $20,000; or

                  (c)which extends for more than one year from the date hereof and is not cancelable by either party on 30 days' notice; or

                  (d)which provides for the sale, after the date hereof and other than in the ordinary course of business, of any of its assets; or

                  (e)which relates to the employment, retirement or termination of the services of any officer or former officer; or

                  (f)which contains covenants pursuant to which any other Person has agreed not to compete with any business conducted by such Person or not to disclose to others information concerning such Person.

         Collectively, each material Contract of such Person is referred to as "Material Contracts."

     AMerger@ has the meaning set forth in Section 3.1.

         "PBGC" means the Pension Benefit Guaranty Corporation.

         "Pension   Plans"  means  all  employee   benefit  plans  and  programs
including, without limitation, all retirement, savings and other pension plans.

         "Permitted Exceptions" has the meaning set forth in Section 4.14.

         "Person"  means  an  individual,  a  corporation,  a  partnership,   an
association,  a  trust  or  any  other  entity  or  organization,   including  a
governmental or political subdivision or an agency of instrumentality thereof.

         "Real Property" means all of the real property, together with the fixtures and other improvements located thereon and the appurtenances thereto, owned by a Person.

         "Securities Act" means the Securities Act of 1933, as amended.

         AShares@ means the outstanding capital stock of the Company.


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     ASurviving Corporation@ shall have the meaning set forth in Section 3.1.

         "Tax" or "Taxes" means any federal, state, local, or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Internal Revenue Code section 59A), customs duties, capital stock, franchise profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not.

         "Tax Return" means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

         "Welfare Plans" means all health, severance, insurance, disability and other employee welfare plans.

                                   ARTICLE III
                                   THE MERGER

         3.1 THE MERGER. Subject to the terms and conditions of this Agreement, at the Closing provided for in this Agreement, on the Closing Date and at the Effective Time, the Company shall be merged into the Merger Sub and the separate existence of the Company shall thereupon cease, in accordance with the applicable provisions of the General Corporation Law of the State of Nevada and the General Corporation Law of the State of South Carolina. Said merger is referred to herein as the Merger. The Merger Sub will the surviving corporation in the Merger and will be governed by the laws of the State of South Carolina. The separate corporate existence of the Merger Sub with all its rights, privileges, powers and franchises shall continue unaffected by the Merger. The Merger shall have the effects specified by the corporate laws of the States of Nevada and South Carolina. From and after the Effective Time, the Merger Sub is sometimes referred to herein as the ASurviving Corporation@.

         3.2 ARTICLES OF MERGER. On or before the Closing Date, the parties hereto shall cause Articles of Merger (the AArticles of Merger@), meeting the requirements of the corporate laws of the States of Nevada and South Carolina to be properly executed and filed. The Merger shall be effective, for corporate law purposes, at the Effective Time.


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         3.3 ARTICLES OF INCORPORATION AND BYLAWS. The Articles of Incorporation
of the Merger Sub shall continue to be in effect after the merger and shall be the Articles of Incorporation of the Surviving Corporation. The Bylaws of the Merger Sub in effect immediately prior to the Effective Time shall be the Bylaws of the Surviving Corporation.

         3.4 OFFICERS AND DIRECTORS. The officers and directors of the Merger Sub immediately prior to the Effective Time shall be the officers and directors of the Surviving Corporation and will hold office until their successors are duly elected and qualify in the manner provided in the Articles of Incorporation or as otherwise provided by law, or until their earlier death, resignation or removal.

         3.5 CLASS OF STOCK. Cobra, the Merger Sub and the Company each represent that they presently each have one class of common stock outstanding and no other classes of stock outstanding.

         3.6 CONVERSION OF SHARES. The manner of converting the shares of the capital stock of Merger Sub and the Company shall by virtue of the Merger and without any action on the part of the holders thereof, be as follows:

                  a. Subject to the terms hereof, the Shares outstanding immediately prior to the Effective Time (the AConverted Shares@), shall be converted into 500,000 shares of Cobra common stock and one hundred thousand ($100,000) dollars in cash, which will be paid as set forth in schedule 3.12(a).

                  b. All of the Converted Shares, by virtue of the Merger and upon surrender at the Closing, shall no longer be outstanding and shall be canceled and retired and shall cease to exist, and the holders thereof shall cease to have any rights with respect to the Converted Shares.

                  c. Each share of the Company=s common stock, if any, held in the treasury of the Company on the Closing Date shall be canceled and retired and shall cease to exist, no consideration shall be paid with respect thereto.

         3.7 STOCK RESTRICTED. All Cobra stock issued to the Company Shareholders shall be "restricted" shares within the meaning of Securities and Exchange Commission Rule 144 promulgated under the Securities Act of 1933, as amended (the "Act"), and accordingly the certificate or certificates representing the Cobra shares shall bear a restrictive legend in accordance with the requirements of Rule 144.

         3.8 NO REPRESENTATION OF VALUE. The Company Shareholders hereby confirm that neither Cobra, nor any officer, director or shareholder of Cobra, nor any agent of, or professional employed by Cobra, has made any representation as to the present or future value or price of the Cobra shares, or any other securities of Cobra. Nor has Cobra or any other such person made any representation with respect to the ability of the Company Shareholders to sell all or any part of the Cobra shares at their current market price or at any other price.


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         Further, the parties hereby confirm their understanding that the future bid or asking price of Cobra=s common stock, may not bear any relationship to the net tangible book value of Cobra's common stock and, further, may be unrelated to any other generally accepted method of valuation of the Cobra stock.

         3.9 CLOSING. The closing of the Merger contemplated herein (the "Closing") shall take place through the execution of this Agreement at the respective offices of the parties, on or before June 1, 1999 (the "Closing Date") or at another time or location mutually agreeable to the parties.

         3.10 ACTIONS TAKEN PRIOR TO CLOSING. Prior to closing, both parties shall take all necessary actions to approve of this transaction, including any required meeting of the directors of Cobra, the Company and the Merger Sub.

         3.11  DELIVERIES AT CLOSING BY THE COMPANY.

                  a. At Closing, the Company and the Company Shareholders shall deliver to the representatives of Cobra (i) certificates representing the Shares, with stock powers endorsed in blank with Medallion signature guarantees, and with all necessary transfer stamps attached; (ii) the stock books, stock ledgers, minute books and seals of the Company; (iii) a current certificate of good standing for the Company issued by the South Carolina Secretary of State;
(iii) minutes of the meeting of shareholders or directors approving of this transaction or proof that such meeting was not required and (iv) all other items required to be delivered by the Company to Cobra at or prior to Closing under this Agreement, including, without limitation, a legal opinion reasonably satisfactory to Cobra to the effect that:

                           (1)  The Company is duly incorporated and a validly
existing corporation in good standing under the laws of the State of South Carolina, and is duly qualified to carry on its business and is in good standing in any state in which it does business;

                           (2) The Company has the requisite power and authority
to execute and deliver, and has taken all necessary corporate action to authorize the execution and delivery of, this Agreement and the other documents and the transactions contemplated herein. The Company Shareholders who execute this Agreement have all requisite power, authority and capacity to enter into this Agreement on behalf of the Company and the ability to cause the Company to fulfill its obligations hereunder.


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                           (3) The execution and delivery by the Company and the
Company Shareholders of this Agreement, the performance by the Company of its obligations hereunder, and the consummation of the transactions contemplated herein will not result in the breach of or violate any term or provision of the Articles of Incorporation or Bylaws of the Company, or any contract, agreement, law, rule, regulation, judgment, order, decree or award to which the Company is subject.

                           (4) The Shares of the  Company  have been duly issued
to the Company Shareholders and are fully paid and non-assessable.

                           (5)  The   Agreement   has  been  duly  executed  and
delivered by the Company and the Company Shareholders; and the Agreement and all documents delivered pursuant to the terms hereof are valid and binding on the Company and the Company Shareholders and are enforceable in accordance with their respective terms, subject to any applicable bankruptcy, insolvency, reorganization or other laws of general application affecting the enforcement of creditors' rights generally and general principles of equity.

                           (6) No  consent of any party  other than the  parties

hereto, and no consent, license, approval or authorization of, or registration or declaration with, any governmental bureau or agency is required in connection with the execution, delivery, performance, validity and enforceability of this Agreement.

                           (7) The Company  Shareholders  transfer of the Shares
to Cobra shall vest in Cobra good and valid title to the Shares, free and clear of any lien, encumbrance, or adverse claim.

                           (8) Such other matters as are customary in connection
with transactions of this kind.

                  b. The Company Shareholders shall also deliver to Cobra at Closing the Company Shareholders= executed non-competition, non-solicitation and confidentiality agreements in the form of Exhibit 3.11(b) attached hereto.

         3.12  DELIVERIES AT CLOSING BY COBRA.

                  a.  At   closing,   Cobra   shall   deliver  to  the   Company
Shareholders, certificates representing Cobra stock issued to the PC Shareholders in the quantities set forth in Exhibit 3.12(a) and cash and notes in the form and quantity set forth in Exhibit 3.12 (a).

                  b. At Closing, Cobra shall deliver to the Company; (i) a current certificate of good standing for Cobra issued by the Nevada Secretary of State; (ii) minutes of the meeting of Cobra Directors approving of this transaction or proof that such meeting was not required and (iii) all other items required to be delivered by Cobra to the Company at or prior to Closing under this Agreement, including, without limitation, a legal opinion reasonably satisfactory to the Company to the effect that:

                           (1)  Cobra and Merger Sub are duly incorporated and
are validly existing corporations in good standing under the laws of the State of Nevada and South Carolina, and are duly qualified to carry on its business and is in good standing in any states in which they do business;

                           (2) Cobra and Merger Sub have the requisite power and
authority to execute and deliver, and have taken all necessary corporate action to authorize the execution and delivery of, this Agreement and the other documents and the transactions contemplated herein. The representatives of Cobra and Merger Sub who execute this Agreement have all requisite power, authority and capacity to enter into this Agreement on behalf of Cobra and Merger Sub and the ability to cause Cobra and Merger Sub to fulfill their obligations hereunder.

                           (3) The  execution  and  delivery by Cobra and Merger
Sub of this Agreement, the performance by Cobra and Merger Sub of their obligations hereunder, and the consummation of the transactions contemplated herein will not result in the breach of or violate any term or provision of the articles or Bylaws of Cobra or Merger Sub, or any contract, agreement, law, rule, regulation, judgment, order, decree or award to which Cobra or Merger Sub is subject.

                           (4) When  issued  to the  Company  Shareholders,  the
outstanding shares of Cobra and Merger Sub shall be duly issued to the Company Shareholders and will be fully paid and non-assessable, and free of any lien, encumbrance or adverse claim.

                           (5)  The   Agreement   has  been  duly  executed  and
delivered by Cobra and Merger Sub; and the Agreement and all documents delivered pursuant to the terms hereof are valid and binding on Cobra and Merger Sub and are enforceable in accordance with their respective terms, subject to any applicable bankruptcy, insolvency, reorganization or other laws of general application affecting the enforcement of creditors' rights generally and general principles of equity.

                           (6)  No   consent   of  any  party   other  than  the

representatives of Cobra and Merger Sub, and no consent, license, approval or authorization of, or registration or declaration with, any governmental bureau or agency is required in connection with the execution, delivery, performance, validity and enforceability of this Agreement.

                           (7) Such other matters as are customary in connection
with transactions of this kind.

                  c.  Employment  agreements  for  the  individuals  set  for on
Exhibit 3.12(c).

         3.13 FURTHER AGREEMENTS PRIOR TO CLOSING. Prior to closing, the Company Shareholders will execute a Continuity Agreement stating that they have no present intention to sell in excess of fifty (50) percent of the Cobra stock which they will receive and that for a period of one year from closing and that they will not sell in excess of fifty percent of the Cobra stock which they receive.

                                   ARTICLE IV
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The  Company  and  the  Company   Shareholders  jointly  and  severally
represent and warrant the following:

         4.1 ORGANIZATION, QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of South Carolina and has corporate power and authority to own all of its properties and assets and to carry on its business as it is presently being conducted. The Company is duly qualified and in good standing to do business in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification necessary, except in those jurisdictions where the failure to be duly qualified and in good standing would not have a material adverse effect on the Company or the business conducted by it. The Company has heretofore delivered to Cobra complete and correct copies of the Articles of Incorporation and Bylaws of the Company, as currently in effect.

         4.2 CAPITALIZATION OF THE COMPANY. The authorized capital stock of the Company consists only of 100,000 shares of Common Stock, $.01 par value, of which, as of the date hereof, 100,000 common shares are validly issued and outstanding, fully paid and non-assessable, and were not issued in violation of any preemptive rights. The Company has no commitment to issue or sell any shares of its capital stock or any securities or obligations convertible into or exchangeable for, or giving any person the right to acquire from it, any shares of its capital stock and no such securities or obligations are issued or outstanding.

         4.3 CONSENTS AND APPROVALS. There is no requirement applicable for the Company to make any filing with, or to obtain any permit, authorization, consent or approval of, any public body as a condition to the consummation of this transaction. Except as set forth in Schedule 4.3, there is no requirement that any party to any Material Contract of the Company, or of any license or permit for the use of Intellectual Property of the Company or of any loan agreement to which the Company is a party or by which it or they are or were bound, must consent to the execution of this Agreement by the Company or to the consummation of this transaction.


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         4.4  NON-CONTRAVENTION.  The  execution  and delivery by the Company of this Agreement does not, and the consummation of the sale of the Shares will not, (i) violate or result in a breach of any provision of the Articles of Incorporation or Bylaws of the Company, (ii) result in a default (or give rise to any right of termination, cancellation or acceleration) under the terms, conditions or provisions of any note, bond, mortgage, indenture, license, agreement, lease or other instrument or obligation to which the Company is a party or by which the Company or the business conducted by it, may be bound, or
(iii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Company or to the business conducted by the Company, excluding from the foregoing clauses (ii) and (iii) such defaults and violations as would not have a material adverse effect on the Company.

         4.5 ENVIRONMENTAL MATTERS. The Company has obtained all Environmental Permits required, by any governmental or non-governmental agency with jurisdiction, to conduct its business as it is presently being conducted including, without limitation, those relating to (i) emissions, discharges or threatened discharges of pollutants, contaminants, hazardous or toxic substances or petroleum into the air, surface water, ground water or the ocean, or on or into the land, and (ii) the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, hazardous or toxic substances or petroleum. The Company has not received notice of, or is otherwise aware of, any facts, events or conditions which (a) interfere with, prevent, or, with the passage of time, could interfere with continued substantial compliance with any of the aforementioned environmental laws, regulations, policies, guidelines, orders, judgments or decrees, (b) may give rise to any liability (whether based in contract, tort, implied or express warranty, criminal or civil stature or otherwise) under any law, regulation, policy or guideline relating to hazardous emissions or handling hazardous substances, or (c) obligate the Company or, with the passage of time, could cause the Company to be obligated to clean up, remedy or otherwise restore to a former condition, by itself or jointly with others, any contaminated surface water, ground water, soil or any natural resource associated therewith.

         4.6 INVENTORY. The raw materials, work-in-process, and finished goods, and goods on hand for sale or refurbishing, store supplies and spare parts, which are owned by the Company, wherever they are located, are hereinafter referred to as the "Inventory." The Inventory (i) is usable or, if refurbished or assembled in final form for sale, is saleable in the ordinary course of business, (ii) is sufficient but not excessive in kind or amount for the conduct of the business of the Company as it is presently being operated, and (iii) is carried on the books of the Company at an amount which reflects valuations not in excess of the lower of cost or market determined in accordance with generally accepted accounting principles applied on a consistent basis. Schedule 4.6 sets forth a list of locations of the Inventory not located on the Real Property of the Company or on real estate subject to a Company Lease.

         4.7 ACCOUNTS RECEIVABLE. The accounts receivable for the Company as of May 11, 1999, are reflected in Schedule 4.7. Such accounts receivable and those acquired by the Company subsequent to May 11, 1999, but prior to the Closing (and not collected prior to Closing) have or will have arisen in the ordinary course of business and will have been collected or be collectible in amounts not less than the aggregate amount thereof (net of reserves established in accordance with the prior practice) carried on the books of the Company. Except as reflected in Schedule 4.7, each of such accounts receivable, and those acquired after May 11, 1999, but prior to the Closing, is not and will not be the subject of a pledge or assignment, is and will be free of any and all liens, hypothecation, encumbrances and charges whatsoever, and has not been and will not be placed for collection with any attorney, collection agency or similar individual firm.

         4.8 LICENSES AND PERMITS. The term "Licenses and Permits" as used herein means federal, state and local governmental licenses, permits, approvals and authorizations, whether foreign or domestic, other than Environmental Permits. The Company has all of the Licenses and Permits required to conduct its business as it is presently being conducted, all of which are in full force and effect. No written notice of a violation of any such License or Permit has been received by the Company or, to the knowledge of the Company, threatened, and no proceeding is pending or, to the knowledge of the Company, threatened, to revoke or limit any of them. The Company has no reason to believe that any of its Licenses and Permits in effect on the date hereof will not be renewed.

         4.9 COMPLIANCE WITH LAWS. In addition to the representations and warranties contained in Section 4.5 relating to environmental matters and in
Section 4.8 relating to Licenses and Permits, the Company has operated its business in compliance with all laws, regulations, orders, policies, guidelines, judgments or decrees of any federal, state, local or foreign court or governmental authority applicable to it or its business including, without limitation, those related to antitrust and trade matters, civil rights, zoning and building codes, public health and safety, worker health and safety and labor and nondiscrimination, the failure to comply with which could reasonably be expected to affect, materially and adversely, the earnings, assets, financial condition or operations of the Company. The Company has not received any notice alleging non-compliance with any of the aforementioned laws, regulations, policies, guidelines, orders, judgments or decrees.

         4.10 FINANCIAL STATEMENTS. The Company has previously furnished to Cobra true and complete copies of audited financial statements of the Company for the fiscal year ended December 31, 1998 and the period ended March 31, 1999, including the notes thereto (the "Audited Financial Statements"), together with the report on such financial statements of the Company's auditors. The Audited Financial Statements fairly represent the financial position of the Company as of such dates and the results of its operations and changes in financial position for such periods and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis.

         4.11 LITIGATION. There are no actions, suits, claims, investigations or proceedings (legal, administrative or arbitrative) pending, asserted or, to the knowledge of the Company, threatened, against the Company, whether at law or in equity and whether civil or criminal in nature, before any federal, state, municipal or other court, arbitrator, governmental department, commission, agency or instrumentality, domestic or foreign, nor are there any judgments, decrees or orders of any such court, arbitrator, governmental department, commission, agency or instrumentality outstanding against the Company which have, or if adversely determined could reasonably be expected to have, a material adverse effect on the earnings, assets, financial condition or operations of the business conducted by the Company, or which seek specifically to prevent, restrict or delay consummation of the sale of the Shares or fulfillment of any of the conditions of this Agreement.

         4.12 ABSENCE OF CHANGES. Except as set forth in Schedule 4.12, since May 11, 1999, there has not been:

                  a. any change, or development involving a prospective change, including, without limitation, any damage, destruction or loss (whether or not covered by insurance), which to the knowledge of the Company can reasonably be expected to affect, materially and adversely, the earnings, assets, financial condition or operations of the business of the Company;

                  b. any obligation or liability involving more than $5,000 (whether matured, absolute, accrued, contingent, or otherwise) incurred by the Company;

                  c. any general uniform increase in the compensation of the employees of the Company (including, without limitation, any increase pursuant to any bonus, pension, profit sharing or other plan);

                  d. any increase (other than normal increases consistent with past practices and those required by law or collective bargaining agreements) in the compensation payable to any employee (including officers) of the Company;

                  e. any amendment to any employment agreement to which any employee of the Company is a party;

                  f. any sale of assets by the Company other than in the ordinary course of business;

                  g. any deterioration of relations between the Company and its suppliers, financial institutions or customers;

                  h. any direct or indirect redemption, purchase or other acquisition of any shares of the capital stock of the Company;

                  i. any declaration, setting aside or payment of any dividend (whether in cash, capital stock or property) with respect to the Company's common stock; or

                  j. any issuance by the Company of any shares of its capital stock, or any securities or obligations convertible into or exchangeable for, or giving any person the right to acquire from it, any shares of its capital stock.

                  Since May 11, 1999, except as set forth in Schedule 4.12, the Company has not operated its business other than in the ordinary and usual course and in a manner consistent with past practices.

         4.13 NO UNDISCLOSED LIABILITIES. The Company does not have any material liabilities or obligations, whether absolute, accrued, contingent or otherwise, including, without limitation, any uninsured liabilities which were not accrued or reserved against in the Audited Financial Statements other than those incurred after May 11, 1999, in the ordinary course of business of which in the aggregate do not or cannot reasonably be expected to have a material adverse effect upon the earnings, assets, financial condition or operations of the Company.

         4.14  TITLE TO PROPERTIES.

                  a.  The Company has no Real Property.

                  b. The Company has good title to all of the personal property, tangible and intangible, owned by it, free and clear of any liens, charges, pledges, security interest of other encumbrances other than those reflected in the Audited Financial Statements heretofore delivered to Cobra.

         4.15 LEASES. Schedule 4.15 sets forth a complete and correct list of each agreement to lease into which the Company has entered, whether as a lessor or lessee, which relates to either real or personal property, other than monthly leases of personal property which may be canceled upon not more than 60 days notice or require the payment of not more than $100 per month. The agreements listed in Schedule 4.15 are referred to herein as the "Leases" (each a "Lease"). Except as set forth in Schedule 4.15, neither the Company nor any other party hereto has breached any such Lease and, to the knowledge of the Company, no event has occurred which, with the giving of notice or the passage of time or both, would cause a default under, or permit the termination, modification or acceleration of any such Lease by any party thereto. Complete copies of all of the Leases have been delivered to Cobra.

         4.16 INTELLECTUAL PROPERTY. The term "Intellectual Property" as used herein means the rights of the owner thereof in all trade names, trademarks and service marks, patents, patent rights, copyrights, whether domestic or foreign, (as well as applications, registrations or certificates for any of the foregoing), inventions, trade secrets, proprietary processes, software and other industrial and intellectual property rights. The Company owns or is licensed or otherwise has the right to use all of the Intellectual Property which is being used in its business as it is presently being conducted. There is no claim, suit, action or proceeding, pending or, to the knowledge of the Company, threatened, against the Company asserting that its use of any Intellectual Property infringes the rights of any third party or otherwise contesting the Company's rights with respect to any Intellectual Property, and no third party is known to the Company to be infringing upon the rights of the Company in the Intellectual Property of the Company. Furthermore, to the knowledge the Company, no party is infringing upon the rights of the Company in the Company's Intellectual Property. All letters, patents, registrations and certificates issued by any governmental agency relating to the Intellectual Property of the Company are valid and subsisting and have been properly maintained.

         4.17 MATERIAL CONTRACTS. Schedule 4.17 sets forth a complete and correct list of each Material Contract of the Company. Except as set forth in
Schedule 4.17, all of the Material Contracts of the Company are in full force and effect and to the knowledge of the Company there has not occurred, with respect to any such Material Contract, any default or event of default, which, with or without due notice of with the lapse of time, or both, would constitute a default or event of default on the part of the Company or, to the knowledge of the Company, any other party thereto. Complete copies of all the Material Contracts of the Company have been delivered to Cobra.

         4.18 MAINTENANCE OF TANGIBLE ASSETS. The tangible personal property which belongs to the Company has been maintained in accordance with the usual practices in the United States of business which are similar to the business conducted by the Company, is in good condition, ordinary wear and tear excepted, and is usable by the Company in the ordinary course of its business as it is presently being conducted.

         4.19 INSURANCE. Except as set forth in Schedule 4.19, the Company has insurance contracts in force for such coverages and amounts as are usual and customary for similar businesses in the United States.

         4.20 LABOR MATTERS. The Company has no collective bargaining agreements covering employees of the Company. The Company is in compliance with all federal and state laws regarding employment, wages, and hours. The Company has not engaged in any unfair labor practices nor have any employment discrimination or unfair labor practice complaints been filed against, or to the best knowledge of the Company, been threatened to be filed against the Company with any federal or state agency having jurisdiction over labor matters. There are no controversies pending or, to the knowledge of the Company, threatened between the Company and any of its employees which effect, or can reasonably be expected to affect, materially and adversely, its earnings, assets, financial condition or operations of the business conducted by the Company, or relate to any specific effort to prevent, restrict or delay consummation of the sale of the Shares.

         4.21  EMPLOYEE BENEFIT PLANS.

         The company has no Pension or Welfare Plans, except the insurance plan set forth in Schedule 4.21.

         4.22  TAX MATTERS.

                  a. The provisions made for taxes in the Audited Financial Statements are sufficient for the payment of all Taxes of the Company, whether or not disputed, which are properly accruable. There are no agreements by the Company for the extension of time, or waiver of any statute of limitations, for the assessment of any taxes, and all taxes due and payable by the Company on or before the date of this Agreement have been paid or provided for, and are not delinquent.

                  b. The Company has filed all Tax Returns that it was required to file. All such Tax Returns were correct and complete in all respects. No claim has ever been made by an authority in a jurisdiction where the Company does not file Tax Returns that it is or may be subject to taxation by that jurisdiction. There are no liens on any of the assets of the Company that arose in connection with any failure (or alleged failure) to pay any Tax.

                  c. The Company has withheld and paid all Taxes required to have been withheld and paid through May 11, 1999, in connection with the amounts paid or owing to any employee, independent contractor, creditor, stockholder or other third party.

                  d. The Company does not expect any authority to assess any additional Taxes for any period for which Tax Returns have been filed. There is no dispute or claim concerning any Tax liability of the Company either (i) claimed or raised by any authority in writing or (ii) as to which the Company has knowledge based upon personal contact with any agent of such authority. The Company has delivered to Cobra correct and complete copies of all federal income Tax Returns, examination reports, and statements of deficiencies assessed against or agreed to by the Company.

         4.23 FINDERS. No broker, finder or investment banker is entitled to any fee or commission from the Company for services rendered on behalf of the Company in connection with the transactions contemplated by this Agreement.

         4.24 FULL DISCLOSURE. None of the representations and warranties of the Company which are made in Article IV of this Agreement contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         4.25 INSIDER INTERESTS. No Affiliate of the Company (i) competes with or is involved in or has a direct or indirect interest in any business entity which competes with the business conducted by the Company, (ii) has any agreement with the Company, or (iii) has any interest, direct or indirect, in any property, real or personal, tangible or intangible, including, without limitation, Intellectual Property, used in or pertaining to the business of the Company, except as a stockholder or employee of the Company.

         4.26 NO INTEREST IN COMPETITORS, ETC. No officer or director of the Company, nor any Affiliate of any of the foregoing, directly or indirectly owns any interest in or controls or is an employee, agent, member, principal, officer, director, or partner of, or participant in, or consultant to any corporation, partnership, limited liability company, sole proprietorship, limited partnership, joint venture, association, or other entity which is a competitor, supplier, customer, or tenant of the Company.

         4.27 PURCHASE AND SALE OBLIGATIONS. All unfilled purchase and sale orders and other commitments for purchases and sales made by the Company were made in the usual and ordinary course of its business at the then current market prices. None of such orders or commitments calls for deliveries thereunder beyond a period of 90 days from the Closing Date with the exception of normal outstanding maintenance and service contracts.

         4.28 BOOKS AND RECORDS. The books of account and other financial and corporate records of the Company are in all material respects complete and correct, are maintained in accordance with good business practices, and are accurately reflected in the Financial Statements. The minute books of the Company as previously made or to be made available Cobra contained accurate records of all meetings and accurately reflect all other corporate actions of the stockholders and directors of the Company.

         4.29 BANK AND SAFE DEPOSIT ARRANGEMENTS. Schedule 4.29 sets forth a correct and complete list of each bank account and safe deposit box maintained by the Company, and the names of all persons authorized to deal with such accounts and safe deposit boxes.

         4.30 INSIDER TRANSACTIONS. Schedule 4.30 sets forth a correct and complete statement of (a) the amounts and other essential terms of indebtedness or other obligations, liabilities or commitments (contingent or otherwise) of the Company to or from any past or present officer, director, employee, partner or stockholder thereof or any person related to, controlled by or under common control of any of the foregoing and (b) all transactions, together with their essential terms, between such persons and the Company during the past two years.

                                    ARTICLE V

             REPRESENTATIONS AND WARRANTIES OF COBRA AND MERGER SUB

         Cobra represents and warrants as of the date of execution of this Agreement and as of Closing as follows:

         5.1 ORGANIZATION, QUALIFICATION. Cobra is a corporation duly organized, validly existing and in good standing under the laws of Nevada and has corporate power and authority to own all of its properties and assets and to carry on its business as it is presently being conducted. Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of South Carolina. Cobra is duly qualified and in good standing to do business in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification necessary, except in those jurisdictions where the failure to be duly qualified and in good standing would not have a material adverse effect on the Cobra or the business conducted by it. Cobra has heretofore delivered to the Company complete and correct copies of the Articles of Incorporation and Bylaws of Cobra and Merger Sub, as currently in effect.

         5.2 CAPITALIZATION OF THE COBRA. The authorized capital stock of Cobra consists only of 20,000,000 shares of Common Stock, $.001 par value and 1,000,000 shares of Preferred Stock, $.001 par value, of which, as of the date hereof, 8,091,903 common shares are validly issued and outstanding, fully paid and non-assessable, and were not issued in violation of any preemptive rights. No shares of Preferred stock have been issued or are outstanding. Cobra has no commitment to issue or sell any shares of its capital stock or any securities or obligations convertible into or exchangeable for, or giving any person the right to acquire from it, any shares of its capital stock and no such securities or obligations are issued or outstanding.

         5.3 CONSENTS AND APPROVALS. There is no requirement applicable for Cobra to make any filing with, or to obtain any permit, authorization, consent or approval of, any public body as a condition to the consummation of this transaction. There is no requirement that any party to any Material Contract of Cobra, or of any license or permit for the use of Intellectual Property of Cobra or of any loan agreement to which Cobra is a party or by which it or they are or were bound, must consent to the execution of this Agreement by Cobra or to the consummation of this transaction.

         5.4 NON-CONTRAVENTION. The execution and delivery by Cobra and the Merger Sub of this Agreement does not, and the consummation of the Merger will not, (i) violate or result in a breach of any provision of the Articles of Incorporation or Bylaws of Cobra or the Merger Sub, (ii) result in a default (or give rise to any right of termination, cancellation or acceleration) under the terms, conditions or provisions of any note, bond, mortgage, indenture, license, agreement, lease or other instrument or obligation to which Cobra is a party or by which Cobra or the business conducted by it, may be bound, or (iii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Cobra or to the business conducted by Cobra, excluding from the foregoing clauses (ii) and (iii) such defaults and violations as would not have a material adverse effect on Cobra.

         5.5 CORPORATE AUTHORITY AND RESOLUTIONS. The Boards of Directors Cobra and the Merger Sub have adopted resolutions authorizing execution of this Agreement as of the date hereof and shall adopt such additional resolutions as may be necessary authorizing the execution of documents and closing by Cobra and the Merger Sub as contemplated by this Agreement.

         5.6 VALIDITY OF SHARES OF COBRA TO BE ISSUED. The Cobra shares to be issued to the Company Shareholders as a result of the Merger have been duly authorized as required under all applicable laws and, upon delivery thereof pursuant to the terms of this Agreement, will be validly issued, fully paid and non-assessable, and not subject to, or in violation of, any preemptive rights.

         5.7 CURRENT INFORMATION. Cobra has previously delivered to the Company a copy of Cobra=s business plan and information related to its current financial status. At the time of mailing or delivery thereof to the Company, none of such documents or information contained or will contain an untrue statement of a material fact or omitted or will omit to state material facts necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading; provided, however, that no representation is made with respect to any projections relating to Cobra which have been or will be furnished to the Company by Cobra and, provided further, that no representation is made with respect to tentative or pro forma information which may be furnished to the Company by Cobra which is superseded by later or more definitive information.

         5.8 AUTHORIZATION OF TRANSACTIONS; SECURITIES COMPLIANCE. By the Closing Date, the Cobra shares to be issued to the Company Shareholders on the consummation of the transactions contemplated hereunder will be exempt from registration under the Securities Act pursuant to Section 4(2) thereof, and shall have been exempt or registered or qualified under the securities or blue sky laws of the State of South Carolina for issuance upon the Closing Date. The Cobra shares, when issued in accordance with the terms of this Agreement, will be fully paid and non-assessable and not subject to, or issued in violation of, any preemptive rights.

         5.9 NO REGISTRATION RIGHTS. Except as provided in Section 7.7 of this Agreement, none of the Company Shareholders has entered into any agreement with Cobra granting or providing for registration rights with respect to the Cobra shares to be delivered to the Company Shareholders pursuant to this Agreement.

         5.10 NO BROKERS OR COMMISSIONS. Cobra has not engaged any broker, finder or similar individual in connection with this transaction for which the Company shall have any liability.

         5.11 BINDING AGREEMENT. The execution, delivery and performance of this Agreement and the other instruments contemplated by this Agreement by Cobra and the Merger Sub, have been duly authorized by all necessary corporate action of Cobra and the Merger Sub. This Agreement has been duly executed and delivered to the Company Shareholders by Cobra and the Merger Sub and constitutes the legal, valid and binding agreement of Cobra and the Merger Sub, enforceable in accordance with its terms.

         5.12 NO VIOLATION. The execution, delivery and performance of this Agreement by Cobra and the Merger Sub and the consummation of the transactions contemplated hereby will not, with or without the giving of notice or the lapse of time or both, violate, contravene or conflict with or result in a breach of or constitute a default under (i) any writ, order, judgment or decree of any court arbitrator or governmental agency applicable to Cobra or the Merger Sub;
(ii) the Articles of Incorporation or Bylaws of Cobra or the Merger Sub; (iii) any contract, lease or other agreement to which Cobra or the Merger Sub is a party or by which Cobra is bound; or (iv) to the best knowledge of Cobra or Merger Sub, any law, rule or regulation applicable to Cobra or the Merger Sub.

         5.13 LITIGATION. There are no actions, suits, claims, investigations or proceedings (legal, administrative or arbitrative) pending, asserted or, to the knowledge of Cobra or the Merger Sub, threatened, against Cobra or the Merger Sub, whether at law or in equity and whether civil or criminal in nature, before any federal, state, municipal or other court, arbitrator, governmental department, commission, agency or instrumentality, domestic or foreign, nor are there any judgments, decrees or orders of any such court, arbitrator, governmental department, commission, agency or instrumentality outstanding against Cobra or the Merger Sub which have, or if adversely determined could reasonably be expected to have, a material adverse effect on the earnings, assets, financial condition or operations of the business conducted by Cobra, or which seek specifically to prevent, restrict or delay consummation of the transfer of the shares of Cobra or fulfillment of any of the conditions of this Agreement.

         5.14 NO UNDISCLOSED LIABILITIES. Cobra does not have any material liabilities or obligations, whether absolute, accrued, contingent or otherwise, including, without limitation, any uninsured liabilities which were not accrued or reserved against other than those incurred in the ordinary course of business of which in the aggregate do not or cannot reasonably be expected to have a material adverse effect upon the earnings, assets, financial condition or operations of Cobra.

         5.15 INTELLECTUAL PROPERTY. Cobra owns or is licensed or otherwise has the right to use all of the Intellectual Property which is being used in its business as it is presently being conducted. There is no claim, suit, action or proceeding, pending or, to the knowledge of Cobra, threatened, against Cobra asserting that its use of any Intellectual Property infringes the rights of any third party or otherwise contesting Cobra's rights with respect to any Intellectual Property, and no third party is known to Cobra to be infringing upon the rights of Cobra in the Intellectual Property of Cobra. Furthermore, to the knowledge of Cobra, no party is infringing upon the rights of Cobra in
Cobra's Intellectual Property. All letters, patents, registrations and certificates issued by any governmental agency relating to the Intellectual Property of Cobra are valid and subsisting and have been properly maintained.

         5.16 COMPLIANCE  WITH APPLICABLE  LAWS. To the best knowledge of Cobra,
(i) Cobra and Merger Sub are not in default in any material respect under any executive, legislative, judicial, administrative or private (such as arbitration) ruling, order, writ, injunction or decree; and (ii) no material permits, licenses or approvals of any governmental or administrative authorities are required for Cobra to own, lease and operate their properties and to carry on its business as presently conducted.

         5.17 ABSENCE OF CERTAIN CHANGES. Since May 11, 1999, there have not been any material adverse changes in the financial condition, results of operations or business of Cobra.

                                   ARTICLE VI
                           INVESTMENT REPRESENTATIONS

         The Company and Company Shareholders hereby jointly and severally represent, warrant, acknowledge and covenant to Cobra and its officers, directors, agents and professional advisors, as follows:

         6.1 OPPORTUNITY TO EXAMINE. The Company Shareholders have examined or have had an opportunity to examine, and to ask questions of the management of Cobra about, all applicable documents and such applicable information as are relevant to the transactions described herein. The Company Shareholders have examined the Business Plan of Cobra.

         6.2 NO REPRESENTATIONS AS TO PROFIT OR LOSS. No representation or warranty of any kind has been made to the Company or Company Shareholders with respect to the percentage of profit and/or amount or type of consideration, profit or loss that are to be realized, if any, as a result of entering into this transaction. The Company Shareholders are not relying upon any information other than that derived from the results of their own independent investigation, or the investigation of their counsel and other professional advisors, or from information furnished in writing by Cobra to them.

         6.3 COBRA SHARES NOT REGISTERED. The Company Shareholders understand that the Cobra shares to be issued to the Company Shareholders have not been registered under the Act nor under the securities laws of any state in reliance on exemptions therefrom for non-public offerings, and further understand that the Cobra shares have not been approved or disapproved by the Securities and Exchange Commission nor has any state securities administrator or agency passed on the accuracy or adequacy of any written information provided by Cobra to the Company Shareholders.

         6.4 INVESTMENT INTENT. The Company Shareholders are acquiring the Cobra shares for their own account for investment purposes only and not with a view to the sale or other distribution thereof, in whole or in part.

         6.5 RELIANCE ON REPRESENTATIONS. The Company and Company Shareholders acknowledge that they understand the meaning and legal consequences of the representations, warranties, acknowledgments and covenants in this Article VI and that Cobra has relied and will rely thereon.

                                   ARTICLE VII
                              ADDITIONAL AGREEMENTS

         7.1      CONDUCT OF BUSINESS BY COMPANY AND COBRA.

                  a. The Company warrants and represent that from the date hereof until the Closing, the Company will (a) conduct its business only in the ordinary and usual course and in a manner consistent with past practices, (b) maintain in good repair, at its expense, all of its properties, and (c) use its best efforts to preserve its relationship with suppliers, customers, dealers and others having business relationships with the Company. The Company and Company Shareholders will notify Cobra of any emergency or material change in the normal conduct of the business or operations of the Company, the threat of or initiation of any material litigation against the Company, and the initiation of any investigation of the Company by any party, whether private or governmental.

                  b. Cobra warrants and represent that from the date hereof until the Closing, Cobra will (a) conduct its business only in the ordinary and usual course and in a manner consistent with past practices, (b) maintain in good repair, at its expense, all of its properties, and (c) use its best efforts to preserve its relationship with suppliers, customers, dealers and others having business relationships with the Company. The Cobra will notify the Company of any emergency or material change in the normal conduct of the business or operations of Cobra, the threat of or initiation of any material litigation against Cobra, and the initiation of any investigation of the Cobra by any party, whether private or governmental.

         7.2 NEGOTIATIONS WITH OTHERS. From the date hereof until the closing, the Company will not, directly or indirectly, without the written consent of Cobra, initiate discussions or engage and negotiate with any corporation, partnership, person or entity, other than Cobra, concerning any sale of Shares or of any merger, sale or assets or similar transactions involving the Company.

         7.3 INVESTIGATION OF BUSINESS AND PROPERTIES BY COBRA. From the date hereof until the Closing, the Company shall afford Cobra and its attorneys, accountants, financial advisors and other representatives complete access at all reasonable times to its offices, and to the officers, employees, properties, contracts, and books and records of the Company. In addition, the Company and Cobra will to furnish each other such financial, operating and additional data as may reasonably be requested concerning the business, operations, properties and personnel of the Company or of Cobra.

         7.4 CONFIDENTIALITY. Pursuant to the provisions of this Agreement, Cobra and the Company have supplied and will supply to each other certain documents and information for use in investigating the business of Cobra and the Company. Such material is hereinafter referred to as "Evaluation Material." Cobra and the Company agree to hold in confidence any Evaluation Material they have received or will receive and not to disclose all or any part of such material to anyone except their officers, directors, employees, professional advisors, or other representatives who need such information to perform their respective duties and who have been informed of the confidential nature of such material and directed to treat it confidentially. If this Agreement is terminated, Cobra and the Company will return or cause to be destroyed and will not retain, or permit any person to whom it has given copies thereof to retain, the originals or any copies of any documents constituting a part of the Evaluation Material and after termination Cobra and the Company will continue to honor the confidentiality agreement contained herein and will not disclose, directly or indirectly, any information obtained from the Evaluation Material. The confidentiality agreement contained in this Section 7.4 will terminate upon the earlier of three years after the date hereof of or upon consummation of the transactions contemplated hereby. Notwithstanding the foregoing, the parties may use and disclose any such information to the extent that (a) it had acquired such information on a non-confidential basis prior to receipt thereof from the other party, (b) such information has become generally available to the public,
(c) such information is provided to a party by a third party who has obtained such information other than as a result of a breach of this Agreement. Furthermore, either party may disclose such information to the extent that it is required to do so in order to comply with a governmental or judicial order or decree, but upon receiving notice that any such order or decree is being sought, it will promptly notify the other party.

         7.5 EFFORTS TO CONSUMMATE. Subject to the terms and conditions herein provided, each of the parties hereto agrees to use its reasonable best efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable to consummate, as promptly as practicable, the transactions contemplated hereby, including, but not limited to, the obtaining of all necessary consents, waivers, authorizations, orders and approvals of third parties, whether private or governmental, required of it to enable it to comply with the conditions precedent to consummating the transactions contemplated by this Agreement. Each party agrees to cooperate fully with the other party in assisting it to comply with this Section. Notwithstanding the foregoing, neither party shall be required to initiate any litigation, make any substantial payment or incur any material economic burden, except for a payment otherwise required of it, to obtain any consent, waiver, authorization, order or approval, and if, despite such efforts, either party is unable to obtain any consent, wavier, authorization, order of approval the other party may terminate this Agreement and shall have no liability therefor.

         7.6 FURTHER ASSURANCES. The parties will use reasonable efforts to implement the provisions of this Agreement, and for such purpose, the parties will, at the request of any other party, at or after the closing, without further consideration, promptly execute and deliver, or cause to be executed and delivered, such additional documents as any other party may reasonably deem necessary or desirable to implement any provision of this Agreement.

         7.7 EXPENSES. Whether or not the Merger is consummated all expenses incurred in connection with this Agreement and the transactions contemplated hereby will be paid by the party incurring such expenses.

         7.8 PIGGYBACK REGISTRATION RIGHTS. Cobra shall advise the Company Shareholders by written notice at least twenty (20) days prior to the filing of any registration under the Securities Act, or any successor thereto, with respect to the Cobra common stock. Cobra will, upon written request of the Company Shareholders within such twenty day notice period, include among the securities covered by such registration, a percentage of the Cobra shares owned by Company Shareholders equal to the percentage obtained by dividing the number of shares of common stock that are offered by the Principal Shareholders of Cobra by the total number of shares of common stock of Cobra owned by such Principal Shareholders at the time of registration. Cobra will include in any such registration statement such information as may be required to permit a public offering of the Cobra shares owned by the Company Shareholders on the same terms applicable to the Principal Shareholders of Cobra of such registration statement. Cora shall supply prospectuses and use its best efforts to qualify the Cobra shares registered pursuant to any such registration statement for sale in those states where Cobra is qualifying the securities covered in such registration. The Company Shareholders shall furnish information reasonably required by Cobra to register the Cobra shares pursuant to this
Section 7.8. The cost of such registration shall be borne by Cobra. APrincipal Shareholders@ shall mean the five (5) shareholders of Cobra holding the highest number of shares of capital stock of Cobra, as determined on a fully diluted basis.

                                  ARTICLE VIII

           CONDITIONS PRECEDENT TO OBLIGATIONS OF COBRA AND MERGER SUB

         The following are certain conditions precedent to the obligation of Cobra and Merger Sub to complete this transaction.

         8.1 ACCURACY OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company herein contained shall be true on and as of Closing with the same force and effect as though made on and as of Closing, except as affected by transactions contemplated hereby and except to the extent that such representations and warranties were made as of a specified date and as to such representations and warranties the same shall have been true as of the specified date.

         8.2 ABSENCE OF DEFAULT. No condition or event which constitutes an event of default hereunder by the Company or Company Shareholders which, after notice and lapse of time, or both, would constitute an event of default hereunder by the Company shall have occurred and be continuing.

         8.3 ABSENCE OF MATERIAL DAMAGE TO OR EXPROPRIATION OF PROPERTY. Between the date of this Agreement and the Closing, there shall not have occurred (1) any material casualty to any facility, property, equipment or inventory owned by the Company, or (2) any material condemnation, seizure, expropriation or liquidation by any governmental authority or any officer or instrumentality thereof of facilities, property, equipment or inventory owned by the Company.

         8.4 ABSENCE OF LIENS. There will have been no liens recorded after the execution of this Agreement but prior to Closing with respect to any personal, real or mixed property owned by the Company.

         8.5 ACTIONS, PROCEEDINGS, ETC. All actions, proceedings, instruments and documents required to carry out the transactions contemplated by this Agreement or incidental thereto and all other related legal matters shall have been satisfactory to and approved by counsel for Cobra, and such counsel shall have been furnished with such certified copies of actions and proceedings and such other instruments and documents as they shall have reasonably requested.

         8.6 ACCOUNTANTS' LETTER. Cobra shall have received a letter dated as of Closing, in form and substance satisfactory to Cobra, to the effect that on the basis of a review of the accounting records of the Company, consultations with officers of the Company, and other procedures and inquiries deemed appropriate by such accountants, nothing has come to their attention which indicates that during the period since May 11, 1999, to a specified date not more than five days prior to the Closing there has been any material adverse change in the financial condition or results of operations of the Company.

         8.7 LEGAL OPINION. Cobra shall have received the legal opinion of the Company's counsel in accordance with Section 3.11 hereto.

         8.8 SATISFACTION WITH RESPECT TO FINANCIAL CONDITION AND PERFORMANCE. Cobra must be satisfied that each and every representation made by the Company regarding the Financial Statements and the financial condition of the Company shall be true, complete and accurate in all respects as of Closing. Without limiting the foregoing, Cobra must be satisfied that: (i) the Financial Statements shall have been prepared on an accrual basis of accounting,
consistent  with  prior  years,  and  in  accordance  with  generally   accepted
accounting principles; and (ii) except as specifically disclosed in the Financial Statements, there has been no distribution to shareholders or others or bonuses made to employees.

         8.9 CONTINUITY OF BUSINESS RELATIONSHIPS. Cobra shall be satisfied that the Company=s customer, vendor, financial institution(s), insurance carrier and employee relations are satisfactory as at the Closing Date.

                                   ARTICLE IX

           CONDITIONS PRECEDENT TO OBLIGATIONS OF COMPANY SHAREHOLDERS

         The following are certain conditions precedent to the obligation of the Company Shareholders to complete this transaction.

         9.1 ACCURACY OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of Cobra and Merger Sub herein contained shall be true on and as of Closing with the same force and effect as though made on and as of Closing, except as affected by transactions contemplated hereby and except to the extent that such representations and warranties were made as of a specified date and as to such representations and warranties the same shall have been true as of the specified date.

         9.2 ABSENCE OF DEFAULT. No condition or event which constitutes an event of default hereunder by Cobra or Merger Sub which, after notice and lapse of time, or both, would constitute an event of default hereunder by Cobra or Merger shall have occurred and be continuing.

         9.3 ABSENCE OF MATERIAL DAMAGE TO OR EXPROPRIATION OF PROPERTY. Between the date of this Agreement and the Closing, there shall not have occurred (1) any material casualty to any facility, property, equipment or inventory owned by Cobra, or (2) any material condemnation, seizure, expropriation or liquidation by any governmental authority or any officer or instrumentality thereof of facilities, property, equipment or inventory owned by Cobra.

         9.4 ABSENCE OF LIENS. There will have been no liens recorded after the execution of this Agreement but prior to Closing with respect to any personal, real or mixed property owned by Cobra.

         9.5 ACTIONS, PROCEEDINGS, ETC. All actions, proceedings, instruments and documents required to carry out the transactions contemplated by this Agreement or incidental thereto and all other related legal matters shall have been satisfactory to and approved by counsel for Company Shareholders, and such counsel shall have been furnished with such certified copies of actions and proceedings and such other instruments and documents as they shall have reasonably requested.

         9.6 LEGAL OPINION. Company Shareholders shall have received the legal opinion of the Cobra's counsel in accordance with Section 3.12 hereto.

         9.7 SATISFACTION WITH RESPECT TO FINANCIAL CONDITION AND PERFORMANCE. The Company Shareholders must be satisfied that each and every representation made by Cobra regarding the Financial Statements and the financial condition of Cobra shall be true, complete and accurate in all respects as of Closing. Without limiting the foregoing, the Company Shareholders must be satisfied that:
(i) the Financial Statements shall have been prepared on an accrual basis of accounting, consistent with prior years, and in accordance with generally accepted accounting principles; and (ii) except as specifically disclosed in the Financial Statements, there has been no distribution to shareholders or others or bonuses made to employees.

         9.8 CONTINUITY OF BUSINESS RELATIONSHIPS. The Company Shareholders shall be satisfied that the Cobra=s customer, vendor, financial institution(s), insurance carrier and employee relations are satisfactory as at the Closing Date.

                                    ARTICLE X

                                 INDEMNIFICATION

         10.1 COBRA'S RIGHT TO INDEMNIFICATION. The Company and Company Shareholders jointly and severally undertake and agree to hold Cobra and/or the shareholders of Cobra harmless against any and all losses, costs, liabilities, claims, obligations and expenses, including reasonable attorneys' fees, incurred or suffered by Cobra arising from (i) the breach, misrepresentation or other violation of any covenants, warranty or representation of or by the Company contained in this Agreement, and (ii) all liabilities of the Company, not disclosed in writing to Cobra prior to the execution of this Agreement. This indemnity provision shall survive Closing for a period of one (1) year.

         10.2 COMPANY SHAREHOLDERS RIGHT TO INDEMNIFICATION. Cobra and the Merger Sub jointly and severally undertake and agree to hold the Company and/or the Company Shareholders harmless against any and all losses, costs, liabilities, claims, obligations and expenses, including reasonable attorneys' fees, incurred or suffered by the Company or Company Shareholders arising from the breach, misrepresentation or other violation of any covenants, warranty or representation of or by Cobra or the Merger Sub contained in this Agreement. This indemnity provision shall survive Closing for a period of one (1) year.

         10.3 PROCEDURE. If any claim or proceeding covered by the foregoing agreements to indemnify and hold harmless shall arise, the party who seeks indemnification, (the "Indemnified Party") shall be given written notice thereof to the other party (the "Indemnitor") promptly (but in no event more than ten
(10) days) after it learns of the existence of such claim or proceeding. Any claim for indemnification hereunder shall be accompanied by evidence demonstrating the Indemnified Party's right or possible right to indemnification, including a copy of all supporting documents relevant thereto. The Indemnitor shall have the right to employ counsel reasonably acceptable to the Indemnified Party to defend against any such claim or proceeding, or to compromise, settle or otherwise dispose of the same; provided, however, that no settlement or compromise shall be effected without the consent of the Indemnified Party, which consent shall not be unreasonably withheld, and PROVIDED FURTHER THAT IN THE EVENT THE INDEMNIFIED PARTY DOES NOT CONSENT TO A BONA FIDE offer of settlement made by a third party and the settlement involves only the payment of money, then the Indemnitor may, in lieu of payment of such settlement to such third party, pay such amount to the Indemnified Party. After the payment to the Indemnified Party, the Indemnitor shall have no further liability with respect to such claim or proceeding and the Indemnified Party shall assume full responsibility to defend the same. After notice from the Indemnitor to the Indemnified Party of its election to assume the defense of such claim or proceeding, the Indemnitor shall not be liable to the Indemnified Party under this paragraph for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof; provided, however, that the Indemnified Party shall have the right to employ counsel to represent it if, in the Indemnified Party's sole judgment, it is advisable for the Indemnified Party to be represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the Indemnified Party. The parties will fully cooperate in any such action, making available to each other books or records for the defense of any such claim or proceeding. If the Indemnitor fails to acknowledge in writing its obligation to defend against or settle such claim or proceeding within ten (10) days after receiving notice of the claim or proceeding from the Indemnified Party (or such shorter time specified in the notice as the circumstances of the matter may dictate), the Indemnified Party shall be free to dispose of the matter, at the expense of the Indemnitor (but subject to the Indemnitor's right subsequently to contest through appropriate proceedings its obligation to provide indemnification), in any way which the Indemnified Party deems in its best interest.

         10.4 LIMITATIONS ON INDEMNIFICATION RIGHTS. Indemnification shall be due only to the extent of the loss or damage actually suffered (i.e., reduced by any offsetting or related asset or service received and by any recovery from any third party, such as an insurer), net after the amount equal to any reduction in federal, state or local income, franchise or other taxes occasioned by such loss or damage (even though the tax return by which such reduction would have been realized is not yet due), but including an amount equal to any increase in federal, state and local income, franchise or other taxes occasioned by the indemnification payment and then only to the extent of the excess over the Agreed De Minimis Amount (hereinafter defined). The Indemnitor shall be subrogated to all rights of the Indemnified Party against any third party with respect to any claim for which indemnification is paid. Notwithstanding the foregoing, the Indemnitor shall not be liable to the Indemnified Party for any individual misrepresentation, breach of warranty or violation of a covenant where the otherwise indemnifiable amount does not exceed $500.00 and, as regards all such indemnifiable misrepresentations or breaches of warranty that do not exceed $500, the Indemnitor shall not be liable except to the extent that the aggregate amount thereof exceeds $1,000 (such sum being herein referred to as the "Agreed De Minimis Amount"); provided, however, that the Agreed De Minimis Amount shall not apply with respect to the indemnification otherwise due for any third-party claims.

                                   ARTICLE XI
                               GENERAL PROVISIONS

         11.1 EXPENSES. Each party shall pay its own expenses incident to the negotiation and preparation of this Agreement and the transactions contemplated hereby. All other recording costs for bills of sale and other instruments of transfer, and all stamp, sales, use and transfer taxes in connection with the purchase and sale of shares shall be paid by the transferring party.

         11.2 NOTICES. All notices, requests, demands and other communications pertaining to this Agreement shall be in writing and shall be deemed duly given when delivered personally with a receipt, when delivered by an overnight courier service or mailed by certified mail, return receipt requested, postage prepaid, addressed as follows:

a. To: Cobra & Merger Sub: Cobra Technologies, Inc.

                                                     7251 W. Palmetto Park Road
                                                     Suite 200
                                                     Boca Raton, FL 33433

           With a copy to: Bernard Wishnia, Esq.
                              204 Eagle Rock Avenue
                              Roseland, NJ 07068

b. To: The Company       :          Pinnacle East, Inc.
           And Company              c/o Mitchell Smith
           Shareholders             1221 Sunset Boulevard
                                    Suite 100

                                                 West Columbia, SC 29169

       WITH A COPY TO:

Either party may change its address for notices by written notice to the other given pursuant to this paragraph.

         11.3 CERTAIN BREACHES. Neither party shall have any liability to the other party with respect to a breach by a party of which the other party has received written notice at or prior to Closing.

         11.4 PRIOR NEGOTIATIONS. This Agreement supersedes in all respects all prior and contemporaneous oral and written negotiations, understandings and agreements between the parties with respect to the subject matter hereof. All of said prior and contemporaneous negotiations, understandings and agreements are merged herein and superseded hereby.

         11.5 ENTIRE AGREEMENT; AMENDMENT. This Agreement and the Exhibits to this Agreement set forth the entire understanding between the parties in connection with the transaction contemplated herein, there being no terms, conditions, warranties or representations other than those contained herein, referenced herein or provided for herein. Neither this Agreement nor any term or provision hereof may be altered or amended in any manner except as an instrument in writing signed by the party against whom the enforcement of any such change is sought.

         11.6 EXHIBITS. The Exhibits attached hereto or referred to herein are a material part of this Agreement, as if set forth in full herein.

         11.7 SEVERABILITY. If any term of this Agreement is illegal or enforceable at law or in equity, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. Any illegal or unenforceable term shall be deemed to be void and of no force and effect only to the minimum extent necessary to bring such term within the provisions of any applicable law or laws and such term, as so modified, and the balance of this Agreement shall then be fully enforceable.

         11.8 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. Unless otherwise specifically noted herein, the several representations, warranties and covenants of the parties contained herein shall survive the closing for a period of one
(1) year from the Closing date. Thereafter neither party shall have any liability to the other based upon any of the representations, warranties and covenants set forth herein.

         11.9 WAIVER. Unless otherwise specifically agreed in writing to the contrary: (i) the failure of either party at any time to require performance by the other of any provision of this Agreement shall not affect such party's right thereafter to enforce the same, (ii) no waiver by either party of any default by the other shall be taken or held to be a waiver by such party of any other preceding or subsequent default, and (iii) no extension of time granted by either party for the performance of any obligation or act by the other party shall be deemed to be an extension of time for the performance of any other obligation or act hereunder.

         11.10 NUMBER AND GENDER. Whenever the context so requires, words used in the singular shall be construed to mean or include the plural and vice versa, and pronouns of any gender shall be construed to mean or include any other gender or genders.

         11.11 HEADINGS AND CROSS-REFERENCES. The headings of this Agreement are included for convenience of reference only, and shall in no way limit or affect the meaning or interpretation of the specific provisions hereof. All cross-references to paragraphs herein shall mean the paragraphs of this Agreement unless otherwise stated or clearly required by the context. All references to Exhibits herein shall mean the Exhibits to this Agreement. Words such as "herein" and "hereof" shall be deemed to refer to this Agreement as a whole and not to any particular provision of this Agreement unless otherwise stated or clearly required by the context.

         11.12 CHOICE OF LAWS. This Agreement is to be construed and governed by the laws of the State of Florida, except for the choice of law rules utilized in that jurisdiction.

         11.13 ARBITRATION. Any dispute arising under or related to this Agreement that the parties are unable to resolve by themselves shall be settled by arbitration in Broward County, Florida, by a panel of three arbitrators.
Cobra together with the Company shall each designate one disinterested arbitrator and the two arbitrators so designated shall select the third arbitrator. The persons selected as arbitrators need not be professional arbitrators, and persons such as accountants, appraisers and bankers shall be acceptable. Before undertaking to resolve the dispute, each arbitrator shall be duly sworn faithfully and fairly to hear and examine the matters in controversy and to make a just award according to the best of his or her understanding. The arbitration hearing shall be conducted in accordance with the rules of the American Arbitration Association. The written decision of a majority of the arbitrators shall be final and binding on the parties. Costs and expenses of the arbitration proceeding shall be assessed between the parties in a manner to be decided by a majority of the arbitrators, and the assessment shall be set forth in the decision and award of the arbitrators. No action at law or suit in equity based upon any claim arising out of or relating to this Agreement shall be instituted in any court by a party against another except an action to compel arbitration pursuant to this paragraph, an action to enforce the award of the arbitration panel rendered in accordance with this paragraph, or a suit for specific performance as may be specifically provided herein.

         11.14 SUCCESSORS. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns.

         11.15 THIRD PARTIES. Nothing in this Agreement, whether expressed or implied, is intended to (i) confer any rights or remedies on any person other than the parties and their respective successors and assigns, (ii) relieve or discharge the obligation or liability of any third party, or (iii) give any third party any right of subrogation or action against any party hereto.

         11.16 NO INFERENCES. This agreement is the result of negotiations between the parties, and no inferences shall be drawn by reason of its having been prepared by any one of the parties.

         11.17 COUNTERPARTS. This Agreement may be signed in counterparts with the same effect as if the signature on each counterpart were on the same instrument. Each of the counterparts, when signed, shall be deemed to be an original, and all of the signed counterparts together shall be deemed to be one and the same instrument.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date and year first above written.

WITNESS/ATTEST:                  COBRA TECHNOLOGIES, INC.

__________________________                                     Secretary
 By: Vito Gambelunghe, President

                                                      PINNACLE EAST, INC.

Mitchell D. Smith, Secretary   By: Steven R. Lounsberry,President

                                      Witness                        Mitchell D.

Smith, Individually

Witness                        Steven R. Lounsberry, Individually

STATE OF FLORIDA   :
                               :  ss.

COUNTY OF          :

         I CERTIFY that on              , 1999,

personally appeared before me, and this person acknowledged, to my satisfaction, that:

         (a) this person is the      secretary of COBRA TECHNOLOGIES, INC., the
corporation named in this document;

         (b) this person is the attesting witness to the signing of this document by the proper corporate officer, VITO GAMBELUNGHE, who is the President of the corporation;

         (c) this document was signed and delivered by the corporation as its voluntary act duly authorized by a proper resolution of its Board of Directors;


         (d) this person knows the proper seal of the corporation which was affixed to this document; and

         (e) this person signed this proof to attest to the truth of these facts.

                                   ----------------------------

Signed and sworn to before me
on                , 1999

STATE OF SOUTH CAROLINA:
                                   :  ss.

COUNTY OF              :

         I CERTIFY that on              , 1999,
                       MITCHELL D. SMITH

personally appeared before me, and this person acknowledged, to my satisfaction, that:
         (a) this person is the      secretary of PINNACLE EAST, INC., the
corporation named in this document;

         (b) this person is the attesting witness to the signing of this document by the proper corporate officer, STEVEN R. LOUNSBERRY, who is the President of the corporation;

         (c) this document was signed and delivered by the corporation as its voluntary act duly authorized by a proper resolution of its Board of Directors;

         (d) this person knows the proper seal of the corporation which was affixed to this document; and

         (e) this person signed this proof to attest to the truth of these facts.

                                   ----------------------------
                                   Mitchell D. Smith

Signed and sworn to before me
on                , 1999

STATE OF S0UTH CAROLINA:
                                   :  ss.

COUNTY OF              :

BE IT remembered that on this day of , 1999, before me, the undersigned authority, personally appeared STEVEN R. LOUNSBERRY, who, I am satisfied, is the person mentioned in the within instrument, to whom I first made known the contents thereof, and thereupon he signed, sealed, and delivered the same as his voluntary act and deed, for the uses and purposes therein expressed.

                                   ----------------------------


STATE OF SOUTH CAROLINA:
                                   :  ss.

COUNTY OF              :

BE IT remembered that on this day of , 1999, before me, the undersigned authority, personally appeared MITCHELL D. SMITH, who, I am satisfied, is the person mentioned in the within instrument, to whom I first made known the contents thereof, and thereupon he signed, sealed, and delivered the same as his voluntary act and deed, for the uses and purposes therein expressed.

                                   ----------------------------